UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 21, 2006

                          Science Dynamics Corporation
                          ----------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     000-10690                 22-2011859
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

                          7150 N. Park Drive, Suite 500
                              Pennsauken, NJ 08109
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (856) 910-1166

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.

      On July 21, 2006, Science Dynamics Corporation (the "Company") entered into a Forbearance Agreement with Laurus Master Fund, Ltd. ("Laurus"). Pursuant to the Agreement, Laurus waived certain Events of Default under the Secured Term Note dated February 11, 2005 (the "Term Note") and the related documents executed in connection with the Term Note and forebear from enforcing its remedies as a result of the occurrence of the events of default. The Company agreed to repay $500,000 and issue 1,000,000 shares of its common stock to Laurus upon execution of the Forbearance Agreement. Upon receipt of the foregoing by Laurus, together with a duly executed counterpart of the Forbearance Agreement, the parties agreed that the Registration Rights Agreement executed by the parties in connection with the Term Note shall be immediately terminated.

      In addition, pursuant to the terms of the Forbearance Agreement, the Company agreed to repay $250,000 in cash to Laurus on or before August 1, 2006 and agreed to issue an additional 8,333,333 shares of its common stock and repay $750,000 to Laurus on or before August 31, 2006. To the extent the Forbearance Agreement constitutes an amendment to the 2005 Financing Documents, the parties agreed to amend the Purchase Agreement as set forth in the Forbearance Agreement and to amend and restate the Term Note, the Initial Warrant and Additional Warrant. The Amended and Restated Term Note, the Amended and Restated Initial Warrant and the Amended and Restated Additional Warrant are attached hereto as exhibits.

      The shares issuable pursuant to the Forbearance Agreement will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.


Item 3.02  Unregistered Sales of Equity Securities.

         See Item 1.01 above.

Item 9.01  Financial Statements and Exhibits.

         (c)  Exhibits.

  Exhibit
  Number                           Description
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  4.1                   Amended and Restated Term Note
  4.2                   Amended and Restated Initial Warrant
  4.3                   Amended and Restated Additional Warrant
  10.1 Forbearance Agreement between Science Dynamics Corporation and Laurus Master Fund

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Science Dynamics Corporation


Date: July 27, 2006                        /s/ Paul Burgess
                                           -----------------------------------
                                           Paul Burgess
                                           Chief Executive Officer

















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